Exhibit 99.1

Rick Hartnack Vice Chairman Consumer Banking May 24, 2012 The CFA Society of Minnesota Investor Conference
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Continued stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp's business and financial performance is likely to be negatively impacted by effects of recently enacted and future legislation and regulation. U.S. Bancorp's results could also be adversely affected by continued deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2011, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp's performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Forward-looking Statements and Additional Information
U.S. Bancorp U.S. Bancorp Overview Consumer and Small Business Banking
1Q12 * As of May 18, 2012 U.S. Bancorp Dimensions Asset Size $341 billion Deposits $234 billion Loans $212 billion Customers 17.4 million NYSE Traded USB Market Capitalization* $58 billion Founded 1863 Bank Branches 3,080 ATMs 5,061 Overview
U.S. Bancorp Dimensions Source: company reports & FactSet Assets and Deposits as of 1Q12, Market Value as of May 18, 2012 Overview Assets Market Value Deposits
2011 full year, taxable-equivalent basis Excluding securities gains (losses) net Revenue Mix By Business Line Fee Income / Total Revenue Diversification Consumer and Small Business Banking 44% Payment Services 28% Wealth Mgmt and Securities Services 8% Wholesale Banking and Commercial Real Estate 20% Overview
Peer Banks Peer Bank Ticker Symbols BAC Bank of America PNC PNC BBT BB&T RF Regions FITB Fifth Third STI SunTrust JPM J.P. Morgan USB U.S. Bancorp KEY KeyCorp WFC Wells Fargo Bank of America SunTrust Wells Fargo KeyCorp BB&T Fifth Third Regions PNC J.P. Morgan U.S. Bancorp Overview
Source: company reports Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI, USB and WFC Performance Metrics USB Rank #1 USB Rank #1 USB Rank #1 Overview
* Gain on merchant processing agreement settlement $ in millions, taxable-equivalent basis Prior 5 Quarters Year-Over-Year Growth 4.6% 3.8% 4.5% 8.1% 9.1% Prior 5 Years Year-Over-Year Growth 2.3% 4.4% 13.6% 8.9% 5.3% Revenue Growth USB Record Revenue 2011 Overview
Source: company reports Full Year 2011 vs. 2010 Revenue Growth vs. Peers Overview
Loan and Deposit Growth Overview $ in billions 6% 12% 2% 4% 5% 17% 6% 12% 14% 18% 4% 4% 4% 13% 12% 10% 15% 0% 12% 24% Loans Deposits Prior 5 Quarters Average Balances Year-Over-Year Growth Prior 5 Years Average Balances Year-Over-Year Growth
Average balances Source: company reports Loan Growth 2011 vs. 2010 Deposit Growth 2011 vs. 2010 Loan and Deposit Growth vs. Peers Overview
Credit Quality $ in millions, linked quarter change * Excluding Covered Assets (assets subject to loss sharing agreements with FDIC), 1Q11 change in NPAs excludes FCB acquisition ($287 million) Change in Net Charge-offs Change in Nonperforming Assets* NCO $ Change (Left Scale) NCO % Change (Right Scale) NPA $ Change (Left Scale) NPA % Change (Right Scale) -11% -2% -14% -6% -10% -7% -8% -7% 35% 30% 27% 26% 18% 25% 7% 12% 2% -5% -7% -5% -6% -7% -6% -6% -15% 34% 22% 33% 31% 23% 37% 5% 12% 2% Overview
$ in billions TARP Equity Tier 1 Capital Tier 1 Capital Ratio Tier 1 Common Ratio 1Q12 Tier 1 Common Ratio Basel III: 8.4% Capital Position Overview
Capital Actions Dividend increase and share repurchase authorization announced March 13th Annual dividend raised from $0.50 to $0.78, a 56% increase One year share repurchase authorization of 100 million shares Dividends Share Repurchases 20 - 40% Targets: 30 - 40% 30 - 40% 34% 1Q12 Actual: 37% 29% Earnings Distribution Overview
U.S. Bancorp U.S. Bancorp Overview Consumer and Small Business Banking
Revenue Mix Contribution to U.S. Bancorp Revenue Pre-provision Income Loans Deposits 44% 35% 57% 52% 2011 full year, excluding Treasury and Corporate Support Community Banking 26% Home Mortgage 30% Metropolitan Banking 25% In-store On-site Banking Consumer Lending 13% 6% Business Line Profile Consumer and Small Business Banking
Community Banking 1,096 Branches Full consumer and business banking services delivered through a relationship management model Metropolitan Banking 1,131 Branches Full consumer and small business banking services delivered through a relationship management model In-store/On-site Banking 853 Branches Small footprint branches in highly convenient locations Includes all in-store, corporate site, university and retirement locations 3,080 Branch Locations The Right Delivery Model Consumer and Small Business Banking
2012 Branches Metro traditional offices Community traditional offices In-Store Offices On-Site Offices Branch Distribution 3,080 U.S. Bank branch offices 5,061 U.S. Bank branded ATMs 17.4 million customers #4 branch network in U.S. with 25 contiguous state distribution footprint #1 in-store and on-site branch network Consumer and Small Business Banking

Consumer and Small Business Banking

Acquisitions

Acquisitions

Payments

- Financial institutions credit card portfolio of FIA Card Services
- Merchant processing portfolio of Santander-Mexico
- Merchant processing portfolio of Citizens National Bank
- Credit card portfolios from Citi
- Merchant processing portfolio of MB Financial Bank
- Credit card portfolio of Town North Bank
- Southern DataComm
- AIMS Logistics
- Numerous small portfolios
- Joint ventures:
  - Brazil merchant services company
  - Syncada

Wholesale

- Mellon 1st Business Bank

Divestitures

- Divestiture of FAF Advisors long-term asset management business

Acquired Since 1Q08	
Loans	$30 billion
Deposits	$30 billion
Card Assets	$3.2 billion
Trust Assets under Administration	$1.1 trillion



Consumer and Small Business Banking
Wholesale Banking and Commercial Real Estate
Wealth Management and Securities Services
Payment Services

Consumer Banking

- Banking operations of BankEast (Knoxville, TN)
- Banking operations of First Community Bank (NM)
- Banking subsidiaries of FBOP Corporation
- BB&T's Nevada banking operations
- First Bank of Idaho
- Downey Savings & Loan Association
- PFF Bank & Trust

Trust Businesses

- Institutional trust business of Union Bank
- Indiana corporate trust business of UMB Bank
- Bank of America's securitization trust administration business
- Corporate trust administration business of F.N.B. Corporation
- Corporate trust business of AmeriServ Financial
- Bond trustee business of First Citizens bank
- Mutual fund servicing division of Fiduciary Management, Inc usbancorp

20

$ in billions, Servicing = mortgages serviced for others Source: National Mortgage News Investing for Growth Consumer and Small Business Banking Originations Servicing USB Rank #25 Mortgage Banking Continue to build a strong mortgage origination and servicing business through: Industry leading client experience scores Best in class operating ratios Growth consistent with our risk management values Penetration of core customer base Steady growth of field sales force USB Rank #6 USB Rank #6 USB Rank #16 USB Rank #3
Investing for Growth Consumer and Small Business Banking Small Business Small Business Banking provides clients with a best in class service experience built on the foundation of a strong product line and full support across all channels Leverages branch managers into an efficient, effective sales and relationship management force of banking professionals Supported by dedicated small business bankers that handle larger and more complex cases 1Q12 vs. 1Q11 Average Loans Average Deposits Number of Customers 4% 16% 7%
Investing for Growth Consumer and Small Business Banking Other Initiatives Distinctive Customer Experience Building Deeper Relationships Optimize Branch Network Innovation
continues Momentum
Appendix
Non-GAAP Financial Measures Appendix